                                                                       EXHIBIT 1




                                                  S&C Draft of November 10, 1999




                              TERRA NETWORKS, S.A.

                                 ORDINARY SHARES
               IN THE FORM OF SHARES OR AMERICAN DEPOSITARY SHARES

                           ---------------------------


                      INTERNATIONAL UNDERWRITING AGREEMENT


                                                                November -, 1999

Banco de Negocios Argentaria S.A.
BBV Interactivos, S.A., S.V.B.
Goldman Sachs International,
InverCaixa Valores, S.V.B., S.A.,
   As representatives of the several International Underwriters named in Schedule I hereto (the "Representatives"),
c/o Goldman Sachs International,
      Peterborough Court,
            133 Fleet Street,
               London EC4A 2BB.

Ladies and Gentlemen:

                  Terra Networks, S.A., a corporation (sociedad anonima) organized under the laws of Spain (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the "International Underwriters") an aggregate of - ordinary shares, nominal value of [euro]2 each (the "Firm International Shares"), directly or in the form of American Depositary Shares (the "ADSs"), each ADS representing the right to receive one ordinary share. The ADSs will represent International Shares (as defined herein) to be deposited by the Company pursuant to the Deposit Agreement (as defined herein). In addition, the Company proposes to sell to the International Underwriters up to an aggregate of
- additional ordinary shares (the "Optional International Shares"), if and to the extent that you shall have determined to exercise on behalf of the International Underwriters the right to subscribe for Optional International Shares granted in Section 2 hereof (together with the offering of the Firm International Shares, the "International Offering"). The ordinary shares (including the ordinary shares in respect of the ADSs) delivered to the International Underwriters pursuant to this Agreement are hereinafter called the "International Shares", and the ordinary shares to be delivered to the Spanish Underwriters pursuant to the Spanish Underwriting Agreements (as defined herein) are hereinafter called the "Spanish Shares". The Spanish Shares and the International Shares are hereinafter collectively called the "Shares". The International Shares in respect of the ADSs to be delivered at each Time of Delivery of ADSs (as defined in Section 4(d) hereof) are to be deposited by the Company with the Depositary (as defined herein) or a custodian thereof pursuant to the Deposit Agreement prior to such Time of Delivery against issuance of ADRs (as defined herein) evidencing such ADSs.

                  The ADSs will be issued in accordance with the Deposit Agreement, dated as of -, 1999 (the "Deposit Agreement"), among the Company, Citibank N.A., as depositary (the "Depositary"), and the holders from time to time of American Depositary Receipts (the "ADRs") issued thereunder and evidencing ADSs, which ADRs shall be substantially in the form filed as an exhibit to the ADS Registration Statement (as defined herein).

                  The Company is a 91.2%-owned subsidiary of Telefonica, S.A. ("Telefonica"), a corporation with limited liability (sociedad anonima) organized under the laws of Spain.

                  Prior to the consummation of the transactions contemplated by this Agreement, the Company (a) recapitalized [euro]266.8 million of short-term liabilities in exchange for 133.4 million ordinary shares issued to Telefonica,
(b) entered into agreements to acquire: (i) 100% of Ordenamientos de Links Especializados S.L. ("Ole"), a corporation organized under the laws of Spain, Nutec Informatica S.A. ("Nutec"), a corporation organized under the laws of Brazil and Informacion Selectiva, S.A. de C.V. ("Infosel"), a corporation organized under the laws of Mexico and Netgocios S.A. and Donde Latinoamerica S.A., corporations organized under the laws of Argentina; (ii) 100% of the assets of Telefonica Services Internet S.A.C., a subsidiary of Telefonica del Peru S.A., (iii) a 95% equity interest in the Internet subsidiary of Compania de Telecomunicaciones de Chile S.A., and (iv) a 51% stake in a joint venture with International Discount Telecommunications Corp. ("IDT"); and (c) engaged in other related transactions, including the incorporation of Terra Networks Brazil S.A. ("Terra Networks Brazil"), a corporation organized under the laws of Brazil, Telefonica Chile Ltda ("Terra Networks Chile"), a corporation organized under the laws of Chile, Terra Networks (Peru) S.A. ("Terra Networks Peru"), a corporation organized under the laws of Peru, Terra Networks (Argentina) S.A. ("Terra Networks Argentina"), a corporation organized under the laws of Argentina and Telefonica Interactiva USA, Inc. ("Telefonica Interactiva USA"), a corporation organized under the laws of the State of Florida, to hold the assets acquired in Chile, Peru, Argentina and the United States, respectively. Nutec, Terra Networks Brazil, Infosel, Terra Networks Chile, Terra Networks Peru, Terra Networks Argentina and Telefonica Interactiva USA are hereinafter collectively referred to as the "Foreign Subsidiaries". The acquisitions and other transactions described above will have been completed prior to the execution of this Agreement. The transactions referred to above, as more fully described under "The Company" in the Prospectus, and any other transactions necessary or incidental to the consummation of such transactions, are hereinafter collectively referred to as the "Transactions", and the contracts, agreements and deeds executed and delivered or to be executed and delivered by the Company and its subsidiaries in connection with the Transactions are hereinafter collectively referred to as the "Transaction Documents", an indicative list of which is set forth in Annex A hereto.

                  It is understood and agreed by all parties hereto that the Company has entered or is concurrently entering into a Spanish retail underwriting agreement and a Spanish institutional underwriting agreement (together, the "Spanish Underwriting Agreements") with certain Spanish underwriters (the "Spanish

Underwriters") providing for the sale by the Company of a total of - Spanish Shares to Spanish institutional investors (the "Spanish Institutional Offering") and a total of - Spanish Shares to retail investors in Spain and in the European Economic Area and Andorra who have current and custody accounts in Spain (the "Spanish Retail Offering" and together with the Spanish Institutional Offering, the "Spanish Offering", and the Spanish Offering together with the International Offering, the "Global Offering").

                  All sales in the United States by the International Underwriters will be made through their U.S. broker-dealer affiliates (the "Selling Agents") listed in Schedule I hereto, which Selling Agents shall be registered as broker-dealers under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

                  Four forms of prospectus are to be used in connection with the offering and sale of Shares as part of the Global Offering: the U.S. Prospectus (as defined herein) relating to the offering and sale of International Shares and ADSs by the Selling Agents in the United States; one relating to the offering and sale of International Shares and ADSs by the International Underwriters outside the United States, Canada and Spain (the "International Prospectus"); one relating to the offering and sale of International Shares and ADSs by the International Underwriters in Canada (the "Canadian Prospectus"); and one in the form of a Folleto Informativo Completo in the Spanish language relating to the Spanish Shares to be offered and sold to institutional and retail purchasers in Spain. The International Prospectus contains substantially identical information to the U.S. Prospectus except for certain or additional substitute pages. Unless the context otherwise requires, references herein to any prospectus (the "Prospectus") whether in preliminary or final form and whether as amended or supplemented, shall include the U.S. and International versions thereof.

                  The International Underwriters and the Spanish Underwriters are hereinafter collectively called the "Underwriters", and this Agreement and the Spanish Underwriting Agreements are hereinafter collectively called the "Underwriting Agreements".

                  You have advised us that the Underwriters are concurrently entering into an Agreement among the Spanish and International underwriting syndicates (the "Agreement among Syndicates"), which provides, among other things, that Goldman Sachs International, Banco de Negocios Argentaria, S.A., BBV Interactivos, S.A., S.V.B. and InverCaixa Valores, S.V.B., S.A. shall act as the joint global coordinators for the Global Offering. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the Spanish Underwriting Agreements are hereby made expressly conditional on one another.

1. (a) The Company represents and warrants to, and agrees with, each of the International Underwriters that:

         (i) A registration statement on Form F-1 (File No. 333-89997), and as part thereof of a preliminary prospectus and Amendment No. 1 to such registration statement, and as part of such Amendment, a preliminary prospectus (collectively, the "Initial Registration Statement"), in respect of the International Shares being offered in the United States, has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and excluding exhibits thereto, to you for each of the other International Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary U.S. Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement", and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "U.S. Prospectus";

         (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary U.S. Prospectus, at the time of filing thereof with the Commission, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; each Preliminary Prospectus did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an International Underwriter through Goldman Sachs International expressly for use in any Preliminary Prospectus;

         (iii) The Registration Statement conforms, and the U.S. Prospectus and any further amendments or supplements to the Registration Statement or the U.S. Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the U.S. Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the U.S. Prospectus and the International Prospectus and any further amendments or supplements thereto do not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an International Underwriter through Goldman Sachs International expressly for use in the U.S. Prospectus or the International Prospectus, as the case may be, or any amendment or supplement to either of them;

         (iv) The Spanish "Folleto Informativo Completo" filed with the Spanish Comision Nacional del Mercado de Valores (the "CNMV") on October 29, 1999 (the "Spanish Folleto"), conforms, and any further amendments or supplements thereto will conform, in all material respects to the requirements of Spanish law and the rules and regulations of the CNMV, and does not and will not, as of its applicable effective or filing date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (v) A registration statement on Form F-6 (File No. 333-11078) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other International Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (vi) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements of the Company included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that otherwise in any such case is material to the Company and its subsidiaries taken as a whole, than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than pursuant to the grant or exercise of options described in the Prospectus), short-term or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

         (vii) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

         (viii) The Company has been duly incorporated and is validly existing as a corporation with limited liability (sociedad anonima) in good standing under the laws of Spain, with full power and authority (corporate and other) to own or lease and operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

         (ix) The Company has an authorized capitalization as set forth in the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable and conform to the description of the capital stock of the Company contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the holders of outstanding shares of capital stock of the Company or any other person, including parties to any of the Transaction Documents, are not entitled to preemptive or other rights to acquire the Shares or the ADSs which have not been complied with; except as described in the Prospectus, there are no outstanding securities convertible or exchangeable for, or warrants, rights or options to purchase from the Company or obligations of the Company to issue, ordinary shares or any other class of capital stock of the Company; the International Shares may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing the ADSs; the Shares and ADSs are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated in the Underwriting Agreements; and there are no restrictions on subsequent transfers of the Shares or the ADSs except as described in the Prospectus under "Description of Ordinary Shares - Foreign Investment and Exchange Control Regulations";

         (x) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder and under the Spanish Underwriting Agreements have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, and therein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the capital stock contained in the Prospectus;

         (xi) The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equity principles and provided that detailed information relating to any payment by the Company pursuant to Section 5.08 thereof will be required to be given to the Spanish Registry Entity (as defined under Spanish Exchange Control legislation (the "Spanish Registry Entity")) through which such payment is made; upon due issuance by the Depositary of ADRs evidencing ADSs against the deposit of International Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

         (xii) All consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities (hereinafter referred to as a "Governmental Agency") having jurisdiction over the Company or any of its subsidiaries or any of their properties or any stock exchange authorities (hereinafter referred to as "Governmental Authorizations") required for the deposit of Shares, the issuance of ADSs in respect thereof and for the execution and delivery by the Company of this Agreement, the Spanish Underwriting Agreements, the Agency Agreement (the "Agency Agreement"), dated as of October 28, 1999 between the Company, on the one hand, and Argentaria, Caja Postal y Banco Hipotecario, S.A. and Banco Bilbao Vizcaya as agents, on the other hand, and the Deposit Agreement to be duly and validly authorized have been obtained or made and are in full force and effect;

         (xiii) All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of Spain be paid to the Depositary in euro and may be converted into foreign currency that may be freely transferred out of Spain, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Spain and are otherwise free and clear of any other tax, withholding or deduction in Spain and without the necessity of obtaining any Governmental Authorization in Spain, except that the remittance to foreign investors of dividends with respect to the Shares will require registration thereof with the Spanish Registry of Foreign Investments;

         (xiv) The issue and sale of the Shares to be sold by the Company hereunder and under the Spanish Underwriting Agreements, the deposit of the International Shares with the Depositary against issuance of ADRs evidencing the ADSs, the compliance by the Company with all of the provisions of this Agreement, each of the Spanish Underwriting Agreements, the Agency Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Transaction Document, indenture, mortgage, deed of trust, acquisition, merger or joint venture agreement, lease, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is subject or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Estatutos of the Company or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties; no holders of securities of the Company or any other person, including parties to any of the Transaction Documents, have or will have rights, pursuant to any agreement with the Company, Telefonica, or any subsidiary of either, to the registration of such securities under the Registration Statement or the ADS Registration Statement; and no consent, approval, authorization, order, registration, qualification or clearance of or with any such Governmental Agency is required for the issue and sale of the

                  International Shares or the ADSs, for the deposit of the International Shares being deposited with the Depositary against issuance of ADRs evidencing ADSs to be delivered or for the consummation by the Company of the transactions contemplated by this Agreement, the Spanish Underwriting Agreements, the Agency Agreement and the Deposit Agreement, except (A) (i) the registration under the Act of the International Shares and the ADSs and the qualification of the ADSs for quotation on the Nasdaq National Market, (ii) such consents, approvals, authorizations, orders, registrations, qualifications or clearances as have been duly obtained, are in full force and effect and copies of which have been furnished to you and (iii) such Governmental Authorizations as may be required under securities laws in connection with the subscription and distribution of the International Shares and the ADSs by or for the account of the International Underwriters, (B) that the Spanish Offering will be required to be registered with the CNMV, (C) that the capital increase relating to the Shares will be required to be registered with the Registro Mercantil de Madrid (the "Mercantile Registry"),
                  (D) that the listing of the Shares will need to be approved by the CNMV and the relevant managing entities ("sociedades rectoras") of each of the Madrid, Barcelona, Bilbao and Valencia Stock Exchanges (collectively, the "Spanish Stock Exchanges"), (E) that detailed information relating to any payment for the Shares or ADSs will be required to be given to the Spanish Registry Entity through which payment is made by the Company and similar information will be required to be given in respect of any payment made by the Company pursuant to Section 9 hereof or by the Company pursuant to Section 5.08 of the Deposit Agreement and (F) that remittance to foreign investors of dividends, other benefits, or sale proceeds with respect to shares of capital stock (including the Shares) will require registration thereof with the Spanish Registry of Foreign Investments;

         (xv) (A) the Company is not in violation of its Estatutos and (B) no subsidiary of the Company is in violation of its constitutive documents, and neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any Transaction Document, indenture, mortgage, deed of trust, loan agreement, acquisition, merger or joint venture agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in each case described in clause (B), as described in the Prospectus, and except in each case as would not have a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect");

         (xvi) No stamp or other issuance or transfer taxes or duties, and no capital gains, income, withholding or other taxes, are payable to Spain or any political subdivision or taxing authority thereof or therein by or on behalf of the International Underwriters (other than any tax which the Company has agreed to pay pursuant to Section 6(viii) hereof) in connection with
                  (A) the sale and delivery of the Shares and ADSs to or for the respective accounts of the International Underwriters, (B) the sale and delivery by the International Underwriters of the International Shares or ADSs to the initial subscribers and purchasers, respectively, thereof in the manner contemplated herein or (C) the deposit of International Shares with the Depositary against the issuance of ADRs evidencing ADSs;

         (xvii) Neither the Company nor any of its subsidiaries has taken directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or ADSs;

         (xviii) The statements set forth in the Prospectus under the captions "Description of Ordinary Shares" and "Description of American Depositary Receipts", insofar as they purport to constitute a summary of the terms of the Shares and the ADSs, respectively, are accurate, complete and fair in all material respects;

         (xix) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, considered as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

         (xx) Other than as set forth in the Prospectus, the Company and its subsidiaries own or have the right to use pursuant to license, sublicense, agreement or permission all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, confidential information, proprietary rights and processes ("Intellectual Property") necessary for the operation of the business of the Company and its subsidiaries as described in the Prospectus and have taken all steps reasonably necessary to secure assignments of such Intellectual Property from their employees and contractors; to the Company's knowledge, none of the technology employed by the Company or any of its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual or fiduciary obligation binding upon the Company, any of its subsidiaries or any of their respective directors or executive officers or any of their respective employees or consultants, except in each case as would not have a Material Adverse Effect; and the Company and its subsidiaries have taken and will maintain reasonable measures to prevent the unauthorized dissemination or publication of its confidential information. To the Company's knowledge, neither the Company nor any of its subsidiaries have interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties, and except as described in the Prospectus, the Company and its subsidiaries have not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation (including any claim that the Company or any of its subsidiaries must license or refrain from using any intellectual property rights of any third party) which, if the subject of any unfavorable decision, ruling or finding would, individually or in the aggregate, have a material adverse effect on the business, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries;

         (xxi) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

         (xxii) Arthur Andersen y Cia, S. Com., who have certified certain financial statements of the Company and its subsidiaries and of Ole, Arthur Andersen S/C and Ruiz, Urquiza y Cia., S.C. (Arthur Andersen) who have certified certain financial statements of Nutec and Infosel, respectively, Price Waterhouse Auditores, S.A. and BDO Audiberia, who have certified certain financial statements of Servicios y Contenidos por la Red S.A.U., are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

         (xxiii) The unaudited pro forma condensed balance sheet as of June 30, 1999 (the "pro forma balance sheet"), and the pro forma condensed statements of operations for the year ended December 31, 1998 and the six months ended June 30, 1999 (together, the "pro forma statements of operation" and, together with the pro forma balance sheet, the "pro forma financial statements") comply as to form in all material respects with the applicable rules and regulations of the Commission; the pro forma financial statements accurately, completely and fairly present the significant effects attributable to the transactions described under the caption "Pro Forma Financial Data" in the Prospectus; and the pro forma adjustments have been properly applied to the historical amounts in the compilation of the pro forma financial statements;

         (xxiv) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, business prospects, shareholders' equity or results of operations of the Company and its subsidiaries or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to that date;

         (xxv) The Transaction Documents to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company and its subsidiaries, as applicable; each Transaction Document to which the Company or any of its subsidiaries is a party constitutes a valid and legally binding agreement of the Company or such subsidiary, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equity principles; by the date of this Agreement all required corporate actions and Governmental Authorizations by the Company and its subsidiaries, as applicable, will have been taken or obtained to effect and complete the Transactions, including all issuances, transfers, exchanges or acquisitions of capital stock; and the Transactions will have closed prior to the date of this Agreement and will not result and have not resulted in the Company or its subsidiaries, as applicable, assuming or becoming subject to any material obligation or liability not disclosed in the Prospectus; and

         (xxvi) This Agreement has been duly authorized, executed and delivered by the Company.

2. (a) Subject to the terms and conditions herein set forth, (i) the Company agrees to offer for subscription to each of the International Underwriters, and each of the International Underwriters agrees, severally and not jointly, to subscribe from the Company on the date of the Time of Payment (as defined in Section 4(d) hereof), at the initial public offering price per International Share set forth in the Prospectus the number of Firm International Shares set forth opposite the name of such International Underwriter in Schedule I hereto, and
         (ii) in the event and to the extent that the International Underwriters shall exercise the election to subscribe for Optional International Shares as provided below, the Company agrees to offer for subscription to each of the International Underwriters, and each of the International Underwriters agrees, severally and not jointly, to subscribe from the Company, at the price per International Share set forth in clause (a)(i) of this Section 2, that portion of the number of Optional International Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional International Shares) determined by multiplying such number of Optional International Shares by a fraction the numerator of which is the maximum number of Optional International Shares for which each International Underwriter is entitled to subscribe as set forth opposite the name of such International Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional International Shares for which all of the International Underwriters are entitled to subscribe hereunder.

                  (b) The Company hereby grants to the International Underwriters the right to subscribe at their election for up to - Optional International Shares at the price per Share set forth in clause (a)(i) of this
Section 2, for the sole purpose of covering overallotments in the sale of Firm International Shares. Any such election to subscribe for Optional International Shares may be exercised once only by written notice from you to the Company, given within a period of 30 calendar days after the date on which the International Shares subscribed for by you are admitted to trading on the Madrid Stock Exchange (the "Trade Date"), which is expected to occur on November -, 1999, and setting forth the aggregate number of Optional International Shares to be subscribed for and the date on which such Optional International Shares are to be delivered, as determined by you, but in no event earlier than the First Time of Delivery of International Shares (as defined in Section 4(d) hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten Business Days (as defined in Section 15 below) after the date of such notice.

                  (c) As compensation to the International Underwriters for their commitments hereunder, the Company will pay at each Time of Delivery to Goldman Sachs International, for the accounts of the several International Underwriters, an underwriting commission of [euro]- per Share or Optional International Share (including Shares and Optional Shares in the form of ADSs), as the case may be. Any reference herein to underwriting discount shall be deemed to include such underwriting commission. In addition, the Company may in its sole discretion pay to the International Underwriters and Selling Agents an additional discretionary performance-based fee of up to [euro]- per Share, which fee shall be paid to the several International Underwriters in proportion to their respective underwriting obligations.

                  3. Upon the authorization by you of the release of the Firm International Shares, the several International Underwriters propose to offer the Firm International Shares to be severally subscribed by them for sale upon such terms and conditions as shall be set forth in the Prospectus.

                  4. (a) With respect to all or any portion of the International Shares to be subscribed for and sold hereunder at each Time of Payment, Goldman Sachs International, on behalf of the several International Underwriters pursuant to the Agreement among Syndicates, may elect to have ADSs delivered and paid for hereunder in lieu of, and in satisfaction of, the Company's obligation to sell to the several International Underwriters and the several International Underwriters' obligations to subscribe for, such International Shares. Not later than the Notification Time (as defined below) with respect to each Time of Delivery, Goldman Sachs International, on behalf of the International Underwriters, will notify the Company of the portion of the International Shares to be delivered in the form of ADSs.

                  (b) The Company agrees that with respect to each Time of Payment, owing to operational reasons relating to the need to have the Shares admitted to trading on the Madrid Stock Exchange as soon as possible: (i) Banco de Negocios Argentaria S.A., BBV Interactivos, S.A., S.V.B., Goldman Sachs International and InverCaixa Valores S.V.B., S.A., as prefunding banks (the "Prefunding Banks"), acting on behalf of the International Underwriters for the benefit of investors, or the International Underwriters acting in their own name but for the benefit of investors, as the case may be, will subscribe and pay for the Shares to be subscribed for at such Time of Payment at the time specified in
Section 4(c) below; (ii) immediately after receiving payment from the Prefunding Banks or the International Underwriters, as the case may be, expected to be no later than 10:30 a.m., Madrid time, on the date of each Time of Payment, the Company will take all steps necessary to register the capital increase with respect to such Shares with the Mercantile Registry in accordance with the terms described in the Folleto Informativo Completo registered with the CNMV on October 29, 1999; and (iii) the Prefunding Banks or the International Underwriters, as the case may be, will effect a special transaction on the Madrid Stock Exchange transferring such Shares to the accounts designated by investors, expected to be no later than 6:30 p.m., Madrid time, on the date of each Time of Payment. It is further agreed that the prefunding to the Company by the Prefunding Banks acting on behalf of the International Underwriters for the benefit of investors, or the International Underwriters acting in their own name but for the benefit of investors, as the case may be, with respect to the Shares to be subscribed for at such Time of Payment will remain in the account of the Company at insert bank for Company designated by the Company pursuant to Section 4(c) below until the amount paid by the Prefunding Banks to the Company pursuant to this Section has been reimbursed to the Prefunding Banks or the International Underwriters, as the case may be, by or on behalf of investors at the applicable Time of Delivery of International Shares, which in the case of the First Time of Delivery, is expected to occur on November -, 1999; provided that this sentence shall not affect the obligation of the International Underwriters to subscribe for the International Shares and ADSs and to pay the Company therefor as otherwise provided in this Agreement. It is understood and agreed by the parties hereto, that no delivery or transfer of International Shares to be subscribed for and purchased hereunder shall be effective unless and until payment therefor has been made pursuant to this paragraph (b) and Section 4(c) below and the capital increase with respect to such International Shares has been registered with the Mercantile Registry.

                  (c) The time and date of the payment for the International Shares by the Prefunding Banks to the Company shall be, with respect to the Firm International Shares, prior to 10:00 a.m., Madrid time, on the date of the First Time of Payment (as defined herein), or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional International Shares, prior to 10:00 a.m., Madrid time, on the date specified by you in the written notice given by you of the International Underwriters' election to subscribe for such Optional International Shares in accordance with the second paragraph of Section 2, or at such other time and date as you and the Company may agree upon in writing. Payment for International Shares will be made by transfer of immediately available funds in euro to the account of the Company at -, as the Company shall have designated upon notice to Goldman Sachs International given not less than 24 hours prior to the each Time of Payment.

                  (d) The time and date for delivery of the Firm International Shares to the Prefunding Banks or the International Underwriters, as the case may be, in each case for the benefit of investors, shall be the time at which such Shares are registered with the Mercantile Registry, which is expected to occur on November -, 1999 (the "First Time of Payment"), or at such other time and date as you and the Company may agree upon in writing, and with respect to the Optional International Shares, the time at which such Shares are registered with the Mercantile Registry, Madrid time, on the date specified by you (the "Second Time of Payment") in the written notice given by you of the International Underwriters' election to subscribe for such Optional International Shares in accordance with Section 2(b), or at such other time and date as you and the Company may agree upon in writing. Each such time and date for delivery are herein called a "Time of Payment".

                  The time and date of delivery of the International Shares to investors against payment therefor shall be, with respect to the Firm International Shares, prior to 10:00a.m., Madrid time, on November

-, 1999 (the "First Time of Delivery of International Shares"), or at such other time and date as you and the Company may agree upon in writing, and with respect to the Optional International Shares, prior to 10:00 a.m., Madrid time, on the date specified by you in the written notice given by you of the International Underwriters' election to subscribe for such Optional International Shares (the "Second Time of Delivery of International Shares"), or at such other time and date as you and the Company may agree upon in writing. Each such time and date for delivery to investors is herein called a "Time of Delivery of International Shares". Payment to the Prefunding Banks through the Agent Bank or to the International Underwriters, as the case may be, for the International Shares will be made by transfer in immediately available funds in euro, through the liquidation system of the Servicio de Compensacion y Liquidacion de Valores, S.A. ("SCLV"). The term "Notification Time", with respect to any Time of Delivery of International Shares or any Time of Delivery of ADSs (as defined below), shall mean 4:00 p.m., Madrid time, on the second Business Day prior to such Time of Delivery of International Shares or Time of Delivery of ADSs, as the case may be.

                  (e) The time and date for delivery of the ADSs relating to the Firm International Shares to the International Underwriters against payment therefor shall be prior to 9:00 a.m., New York time, on November -, 1999 (the "First Time of Delivery of ADSs"), or at such other time and date as you and the Company may agree upon in writing, and with respect to the ADSs relating to the Optional International Shares, prior to 9:00 a.m., New York time, on the date specified by you in the written notice given by you of the International Underwriters' election to subscribe for such Optional International Shares (the "Second Time of Delivery of ADSs"), or at such other time and date as you and the Company may agree upon in writing. Each such time and date for delivery of ADSs is herein called a "Time of Delivery of ADSs". Payment to the Prefunding Banks or the International Underwriters, as the case may be, for the ADSs will be made by transfer in immediately available funds in euro to accounts of the Prefunding Banks at -, as the Prefunding Banks shall have designated upon notice to the Agent given not less than 24 hours prior to the First Time of Payment.

                  (f) Any International Shares to be delivered at each Time of Delivery of International Shares shall be delivered by book-entry transfer (transferencia contable de las anotaciones en cuenta) to the accounts specified by the Prefunding Banks at accredited Spanish financial institutions (entidades adheridas), in such respective portions as the Prefunding Banks may designate by notice given at or prior to the Notification Time with respect to such Time of Delivery of International Shares. If an election has been made to acquire ADSs, the ADRs evidencing the ADSs to be acquired by each International Underwriter hereunder at each Time of Delivery of ADSs, in such denominations and registered in such names as Goldman Sachs International may request not later than the Notification Time with respect to such Time of Delivery of ADSs, by notice to the Depositary and the Company, shall be delivered to you for the account of such International Underwriter through the book entry facilities of DTC.

                  (g) ADR certificates evidencing ADSs to be delivered at each Time of Delivery of ADSs will be made available for checking and packaging at least 24 hours prior to each Time of Delivery of ADSs at the office of the Depositary in New York. Such ADR certificates will be available for release at each Time of Delivery of ADSs at said office of the Depositary.

                  (h) The documents to be delivered at each Time of Payment or Time of Delivery, as the case may be, by or on behalf of the parties hereto pursuant to Section 7 or Section 8 hereof, and any additional documents requested by the International Underwriters pursuant to
Section 7(m) or Section 8(g) hereof, will be delivered at the offices of Sullivan & Cromwell, St. Olave's House, 9a Ironmonger Lane, London EC2V 8EY (the "Closing Location"), at such Time of Payment or Time of Delivery, as the case may be, and the International Shares will be delivered as specified above at such Time of Payment and the ADSs will be delivered as specified above at such Time of Delivery of ADSs. A meeting will be held at Sullivan & Cromwell at 4:00 p.m., London time, on the Business Day prior to date of each Time of Payment or Time of Delivery of ADSs, as the case may be, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties thereto.

5.       (a) The Company agrees with each of the International Underwriters:

         (i) To prepare the Prospectus in a form approved by you and to file the U.S. Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second Business Day after the date hereof or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or supplement to the Registration Statement, the Prospectus or the ADS Registration Statement prior to the last Time of Delivery of International Shares or ADSs, whichever is later, which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement or the ADS Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the International Shares or ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or the ADS Registration Statement or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

         (ii) Promptly from time to time to take such action as you may reasonably request to qualify the International Shares and the ADSs for offering and sale under the state securities or Blue Sky laws of such jurisdictions in the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the International Shares and the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

         (iii) To furnish the International Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the International Shares or the ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each International Underwriter, to each Selling Agent and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any International Underwriter is required to deliver a prospectus in connection with sales of any International Shares or ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such International Underwriter, to prepare and deliver to such International Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (iv) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

         (v) During the period beginning at the Trade Date and continuing to and including the date which is 180 days thereafter, not to issue, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the Spanish Underwriting Agreements and except in connection with the Transactions contemplated in the Transactions Documents or pursuant to the Company's employee benefit plan described in the Prospectus, any securities of the Company that are substantially similar to the Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive capital stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent. The foregoing restriction is expressly agreed to preclude the Company from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Company's Shares, even if such Shares would be disposed of by someone other than the Company. Such prohibited hedging or other transaction would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Company's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares;

         (vi) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a consolidated balance sheet and consolidated statements of operations and shareholders' equity of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with generally accepted accounting principles in Spain ("Spanish GAAP") together with a reconciliation of net income and total shareholders' equity to generally accepted accounting principles in the U.S. ("U.S. GAAP")) and, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with Spanish GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (vii) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (B) during a period of three years from the effective date of the Registration Statement, to deliver such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

         (viii) For so long as the Shares or ADSs are outstanding, to file with the CNMV or the Spanish Stock Exchanges or any other Governmental Agency such reports, documents, agreements and other information which may from time to time be required to be so filed by the Company, including filings with respect to the ownership of Shares or ADSs and the implementation and payment of dividends or other distributions on the Shares or ADSs;

         (ix) To comply with the Deposit Agreement so that ADRs evidencing ADSs to be delivered to the International Underwriters at each Time of Delivery of ADSs are executed (and, if applicable, countersigned);

         (x) To use the net proceeds received by it from the sale of the Shares and ADSs pursuant to this Agreement and the Spanish Underwriting Agreements in the manner specified in the Prospectus under the caption "Use of Proceeds";

         (xi) Not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

         (xii) To use its best efforts to effect the listing of the Shares on the Spanish Stock Exchanges and to list for quotation the ADSs on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ"); and

         (xiii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

6. The Company covenants and agrees with the several International Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the International Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Prospectus and amendments and supplements thereto and any amendments to the ADS Registration Statement and the mailing and delivering of copies thereof to the International Underwriters, the Selling Agents and dealers; (ii) the cost of printing or producing this Agreement, the Spanish Underwriting Agreements, the Deposit Agreement, the Blue Sky Memorandum, and any other documents in connection with the offering, subscription, purchase, sale and delivery of the International Shares and the ADSs; (iii) all expenses in connection with any qualification of the ADSs and the International Shares for offering and sale under state securities or Blue Sky laws as provided in Section 5(a)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) all fees and expenses in connection with listing the Shares on the Spanish Stock Exchanges and the quotation of the ADSs on NASDAQ; (v) the filing fees incident to, and the fees and disbursements of counsel for the International Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the International Shares and the ADSs; (vi) the cost of preparing ADR certificates evidencing the ADSs; (vii) to Goldman Sachs International, for the account of the several International Underwriters, up to U.S.$- in respect of reasonable out-of-pocket expenses (including fees, disbursements and expenses of counsel to the International Underwriters) incurred by the International Underwriters in connection with the transactions contemplated hereby, other than the fees, disbursements and expenses included in Clause (a)(iii) above;
         (viii) all expenses and taxes arising as a result of the deposit by the Company of the International Shares with the Depositary and the issuance and delivery of ADRs evidencing ADSs in exchange therefor by the Depositary, of the sale and delivery of the ADSs and the International Shares by the Company to or for the account of the International Underwriters, of the sale and delivery of the ADSs and the International Shares by the International Underwriters to each other and to the Selling Agents and to the sale and delivery outside Spain of the ADSs and the International Shares by or on behalf of the International Underwriters or the Selling Agents to the initial subscribers and purchasers thereof in the manner contemplated in the Underwriting Agreements and the Agreement among Syndicates, including, in any such case, any Spanish income, capital gains, withholding, transfer or other tax or any brokerage fee or any fee payable to the securities brokerage companies or agencies in Spain in connection therewith asserted against an International Underwriter by reason of the subscription and sale of a Share or purchase and sale of an ADS contemplated in the Underwriting Agreements, in the Agreement among Syndicates and any selling agreements entered into with the International Underwriters; (ix) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the International Underwriters in connection with the initial purchases of ADSs and the International Shares); (x) the fees and expenses of the Authorized Agent (as defined in Section 16 hereof); (xi) the cost and charges of any transfer agent or registrar; (xii) all fees and expenses in connection with quoting the ADSs on NASDAQ; (xiii) such costs and expenses relating to the U.S. and International "roadshows" as may be separately agreed; and (xiv) all other costs and expenses incident to the performance of the obligations of the Company hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in this Section, Section 9 and Section 12 hereof, the International Underwriters will pay all their own costs and expenses, including the fees of their counsel, stock transfer taxes (other than any imposed by Spain or any political subdivision or taxing authority thereof or therein) on the sale of any of the International Shares or ADSs by them, and any advertising expenses connected with any offers they may make.

7. The obligations of the International Underwriters hereunder as to the International Shares to be delivered at each Time of Payment shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Payment, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Registration Statement shall have become effective, not later than 5:30 p.m., New York City time, on the date hereof; the U.S. Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5 (a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

         (b) Sullivan & Cromwell, United States counsel for the International Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Payment, with respect to the validity of the ADSs to be sold at each Time of Delivery of ADSs, the Registration Statement, the Prospectus, the ADS Registration Statement and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; in giving such opinion or opinions, such counsel may state that they have assumed that any documents referred to in such opinion or opinions as executed by the Company have been duly authorized, executed and delivered pursuant to Spanish law, and such counsel may rely, without independent investigation, as to all matters of Spanish law, upon the opinion of Spanish counsel described in paragraph (d)(X) of this Section 7;

         (c) Davis Polk & Wardwell, special United States counsel for the Company, shall have furnished to you their written opinion dated such Time of Payment, in form and substance satisfactory to you, to the effect that:

                  (i) This Agreement has been duly executed and delivered by the Company;

                  (ii) The Deposit Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of the Deposit Agreement by the Depositary and that each of the Depositary and (under Spanish law) the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to the effects of applicable bankruptcy, insolvency, and similar laws affecting creditors' rights generally and to equitable principles of general applicability; and the statements relating to legal matters or documents included in the Prospectus under the caption "Description of American Depositary Receipts", fairly summarize, in all material respects, such matters or documents;

                  (iii) Upon due issuance by the Depositary of ADRs evidencing ADSs being delivered at each Time of Delivery of ADSs against the deposit of International Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement;

                  (iv) Assuming the validity of such action under Spanish Law, under the laws of the State of New York relating to submission to jurisdiction, the Company has, pursuant to Section 16 of this Agreement, validly and irrevocably submitted to the jurisdiction of any state or federal court located in the Borough of Manhattan, the City of New York, New York, in any action arising out of or with respect to this Agreement, has validly and irrevocably waived any objection to the venue of a proceeding in any such court; and has validly and irrevocably appointed CT Corporation as its authorized agent (the "Authorized Agent") for the purpose described in
                           Section 16 hereof; and service of process effected in the manner set forth in Section 16 hereof will be effective to confer personal jurisdiction over the Company in any such action;

                  (v) Assuming the validity of such action under Spanish Law, under the laws of the State of New York relating to submission to jurisdiction, the Company has, pursuant to Section 16 of this Agreement, validly and irrevocably submitted to the jurisdiction of any state or federal court located in the Borough of Manhattan, the City of New York, New York, in any action arising out of or with respect to this Agreement, has validly and irrevocably waived any objection to the venue of a proceeding in any such court; and has validly and irrevocably appointed CT Corporation as its authorized agent (the "Authorized Agent") for the purpose described in Section 16 hereof; and service of process effected in the manner set forth in the Section 16 hereof will be effective to confer personal jurisdiction over the Company in any such action;

                  (vi) The statements set forth in the Prospectus under the caption "Taxation United States Taxation", to the extent that they constitute matters of U.S. federal income tax laws or conclusions pertaining thereto, fairly present the information therein in all material respects;

                  (vii) The Company is not and, after giving effect to the offering and sale of the International Shares and ADSs and the application of the proceeds thereof, as described in the Prospectus, will not be required to register as an "investment company", as such term is defined in the Investment Company Act;

                  (viii) Nothing has come to such counsel's attention that causes such counsel to believe that (A) the ADS Registration Statement, the Registration Statement or the prospectus included therein (except for the financial statements and related schedules therein, as to which such counsel need express no belief) do not comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, or
                           (B)(1) either the Registration Statement and the prospectus included therein (except for the financial statements and related schedules included therein, as to which such counsel need express no belief) or the ADS Registration Statement, at the time the Registration Statement or the ADS Registration Statement, as the case may be, became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) the Prospectus (except as stated) as of its date and as of the date of such opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel do not know of any amendments to the Registration Statement or the ADS Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or the ADS Registration Statement or required to be described in the Registration Statement or the ADS Registration Statement or the U.S. Prospectus which are not filed or incorporated by reference or described as required; and

                         (ix) Such counsel has been informed by the Commission
                 that the Registration Statement and the ADS Registration Statement have become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

In giving such opinion, such counsel may state that (w) they have assumed that any documents referred to in their opinion and executed by the Company have been duly authorized, executed and delivered pursuant to Spanish law; (x) to the extent that the laws of Spain are relevant to such opinion, such counsel has assumed the effect of the laws of Spain as stated therein and may rely with respect thereto, without independent investigation, upon the opinions of Spanish counsel described in paragraph (d)(Y) of this Section 7; and (y) they have not themselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to matters in the Registration Statement, the ADS Registration Statement or the Prospectus other than as specified above, but have generally reviewed and discussed with representatives of the International Underwriters and with certain officers and employees of, and counsel and independent accountants for, the Company the information furnished, whether or not subject to their check and verification, and that their opinion is rendered on the basis of such consideration, review and discussion, but without independent check or verification, except as so specified.

                 (d) (X) Garrigues & Andersen, Spanish counsel for the Underwriters, and (Y) Uria y Menendez, Spanish counsel for the Company shall have furnished to you their written opinions, dated such Time of Payment, in form and substance satisfactory to you, to the effect that:

                         (i) The Company has been duly incorporated and is
                 validly existing as a corporation with limited liability (sociedad anonima) in good standing under the laws of Spain, with full power and authority (corporate and other) to own or lease and operate its properties and conduct its business as described in the Prospectus;

                         (ii) Such counsel has no reason to believe that the
                 Spanish "Folleto Informativo Completo" filed with the CNMV on October 29, 1999, and any further amendments or supplements thereto, did not conform in all material respects to the requirements of Spanish law and the rules and regulations of the CNMV or, as of its applicable effective or filing date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading;

                          (iii) The Company has an authorized capitalization as
                 set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable and conform in all material respects to the description of the capital stock of the Company contained in the Prospectus; the holders of outstanding shares of capital stock of the Company or any other person, including parties to any of the Transaction Documents, are not entitled to preemptive or other rights to acquire the Shares or the ADSs which have not been complied with; there are no outstanding securities convertible or exchangeable for, or warrants, rights or options to purchase from the Company or obligations of the Company to issue, ordinary shares or any other class of capital stock of the Company; the International Shares may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the Shares and the ADSs are freely transferable by the Company to or for the account of the several International Underwriters and the initial purchasers in the manner contemplated in the Underwriting Agreements; and there are no restrictions on subsequent transfers of the ADSs or the Shares except as described in the Prospectus under "Description of Capital Stock --Restrictions on foreign investment";

                         (iv) The Deposit Agreement has been duly authorized,
                 executed and delivered by the Company and, assuming the Deposit Agreement constitutes a valid and legally binding agreement under New York law, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting creditors' rights and to general equity principles; detailed information relating to any payment by the Company pursuant to
                 Section 5.08 thereof will be required to be given to the Spanish Registry Entity through which such payment is made;

                         (v) The Agency Agreement has been duly authorized,
                 executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                         (vi) The Company has been duly qualified as a foreign
                 corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                          (vii) Each subsidiary of the Company has been duly
                 incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                         (viii) The Company and its subsidiaries have good and
                 marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

                         (ix) To the best of such counsel's knowledge and other
                 than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the

                 Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                         (x) This Agreement has been duly authorized, executed
                 and delivered by the Company and, assuming that this Agreement constitutes a valid and legally binding agreement of the Company under New York law, this Agreement constitutes a valid and legally binding agreement, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                         (xi) The issue and sale of the Shares to be sold by the
                 Company hereunder and under the Spanish Underwriting Agreements, the deposit of the International Shares with the Depositary against issuance of ADRs evidencing the ADSs to be delivered at each Time of Delivery, the sale and delivery of the ADSs and the International Shares to be delivered at each Time of Payment by the Company, the performance by the Company of this Agreement, each of the Spanish Underwriting Agreements, the Agency Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under any Transaction Document, indenture, mortgage, deed of trust, loan agreement, acquisition, merger or joint venture agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries, is a party or by which the Company or any of its subsidiaries, is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or Estatutos of the Company or any of its subsidiaries, or any statute or any order, rule or regulation known to such counsel of any court or Governmental Agency in Spain having jurisdiction over the Company or any of its subsidiaries or any of its properties; and no holders of securities of the Company or any other person, including the parties to any of the Transaction Documents, have or will have rights pursuant to any agreement with the Company or any of its subsidiary;

                         (xii) No Governmental Authorization of or with any
                 Governmental Agency in Spain having jurisdiction over the Company or any of its properties or of any stock exchange authorities in Spain is required for the issue of the Shares and the ADSs, to be sold by the Company hereunder or under the Spanish Underwriting Agreements, the deposit of the International Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered at each

                 Time of Delivery, the sale and delivery of the International Shares to be delivered at such Time of Payment by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, each of the Spanish Underwriting Agreements, the Agency Agreement and the Deposit Agreement, as the case may be, except such consents, approvals, authorizations, orders, registrations, qualifications or clearances as have been duly obtained, are in full force and effect and copies of which are delivered with such opinion, including the registration of the public offering of the Spanish Shares with the CNMV, and except that (A) detailed information relating to any payment for the ADSs or International Shares will be required to be given by the Company to the Spanish Registry Entity through which payment is made and similar information relating to any payment by the Company pursuant to Section 9 hereof or by the Company pursuant to Section 5.08 of the Deposit Agreement will be required to be given to the Spanish Registry Entity through which such payment is made; (B) remittance to foreign investors of dividends, other benefits, or sale proceeds with respect to shares of capital stock (including the Shares) will require registration thereof with the Spanish Registry of Foreign Investments; and
                 (C) the capital increase relating to the International Shares to be offered in the Global Offering will be required to be registered with the Mercantile Registry;

                         (xiii) Insofar as matters of Spanish law are concerned,
                 the Registration Statement and the ADS Registration Statement and the filing of such documents with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

                         (xiv) The statements in the Prospectus under
                 "Dividends", "Description of Ordinary Shares", "Taxation-Spanish Taxation" "Business-Spanish Regulation" and "Market Information", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws, regulations and documents referred to therein, are accurate, complete and fair;

                         (xv) In the opinion of Uria y Menendez, their opinions
                 set forth in the Prospectus under "Risk Factors-Risks Related to this Offering-It may be difficult to enforce judgments against us in U.S. courts" are confirmed as of such Time of Payment;

                         (xvi) No stamp or other issuance or transfer taxes or
                 duties, and no capital gains, income, withholding or other taxes, are payable to Spain or any political subdivision or taxing authority thereof or therein by or on behalf of the International Underwriters (other than any tax which the Company has agreed to pay pursuant to Section 6(viii) hereof) in connection with (A) the sale and delivery of the Shares and ADSs to or for the respective accounts of the International Underwriters in the manner contemplated herein, (B) the sale and delivery by the International Underwriters of the International

                 Shares or ADSs to the initial subscribers or purchasers, respectively, thereof in the manner contemplated herein, or (C) the deposit of International Shares with the Depositary against the issuance of ADRs evidencing ADSs;

                         (xvii) The choice of law provisions set forth in
                 Section 18 hereof will be recognized by the Spanish courts; the Company can sue and be sued in its own name; insofar as a New York Court declares itself competent pursuant to the irrevocable submission of the Company to the non-exclusive jurisdiction of a New York Court, the Company may be sued in such New York Court; the waiver by the Company of any objection to the venue of a proceeding in a New York Court and the agreement of the Company that this Agreement shall be governed by and construed in accordance with the laws of New York are legal, valid and binding; service of process effected in the manner set forth in Section 16 hereof, assuming its validity under New York law, will be effective; any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company herein will be recognized in Spain in accordance with and subject to the Ley de Enjuiciamiento Civil (Law of Civil Procedure), the substantive provisions of which are found in Articles 951 to 958, inclusive; the aforementioned Articles provide, inter alia, that any judgment rendered outside Spain may be enforced in Spain (A) if the appropriate order (exequatur) would be obtainable according to the provisions of any applicable treaty, (B) in the absence of any such treaty, if it could be shown that the jurisdiction where the foreign judgment was given would recognize Spanish judgments on a reciprocal basis, provided that pursuant to the case law of the jurisdiction in question such reciprocity has not been denied, and (C) if the existence or non-existence of reciprocity could not be proved, subject to the satisfaction of certain conditions such as the defendant having entered a personal appearance in the proceedings before the foreign court; and since there is no treaty between Spain and the United States, unless the conditions referred to in (C) above were satisfied, in order to enforce in Spain a judgment of a New York Court it would be necessary to prove that the New York Courts would enforce judgments issued by Spanish courts;

                         (xviii) The Transaction Documents to which the Company
                 or any of its subsidiaries, as applicable, is a party have been duly authorized, executed and delivered by the Company or its subsidiaries, as applicable; each Transaction Document to which the Company or any of its subsidiaries, is a party constitutes a valid and binding agreement of the Company, or such subsidiary, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equity principles; by the date of this Agreement all required corporate actions and Governmental Authorizations by the Company or any of its subsidiaries, will have been taken or obtained to effect and complete the Transactions including all issuances, transfers, exchanges or acquisitions of capital stock; and the Transactions will have closed prior to the date of this Agreement and will not result and have not resulted in the Company or any of its subsidiaries, assuming or becoming subject to any material obligation or liability not disclosed in the Prospectus;

                         (xix) The indemnification and contribution provisions
                 set forth in Section 9 hereof and the right of contribution pursuant to Section 9(d) of the Act have been duly authorized by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                         (xx) All dividends and other distributions declared and
                 payable on the shares of capital stock may under current Spanish laws and regulations be paid to the Depositary in euro that may be converted into foreign currency that may be freely transferred out of Spain, subject only to a withholding tax of 25% on the amount of any such payment in euro, but otherwise free and clear of any other tax, duty, withholding or deduction in Spain and without the necessity of obtaining any Governmental Authorization of any nature whatsoever in Spain;

                         (xxi) Neither the Company nor any of its subsidiaries
                 is in violation of its Estatutos or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any Transaction Document, indenture, mortgage, deed of trust, loan agreement, acquisition, merger or joint venture agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; and

                         (xxii) Although they do not assume any responsibility
                 for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection
                 (xiii) of this Section 7(d), such counsel have no reason to believe that, as of the effective date of the Registration Statement, either the Registration Statement or the Prospectus (or, as of its date, any further amendment or supplement thereto made by the Company prior to such Time of Payment) (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of such Time of Payment, either the Registration Statement or the Prospectus (or any such further amendment or supplement thereto) (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

In giving the opinions specified in (X) and (Y) above, (I) Garrigues & Andersen may rely without independent examination as to matters of United States federal and New York law on the opinion of Sullivan & Cromwell, United States counsel for the International Underwriters, described in paragraph (b) of this Section 7, and (II) Uria y Menendez may rely without independent investigation on the opinion of Davis Polk & Wardwell, United States counsel for the Company described in paragraph (c) of this Section 7, and as to matters of Argentine, Brazilian, Chilean, Florida, Mexican and Peruvian law on the opinions of Baker & McKenzie (Argentina), Machado Meyer, Sendacz & Opice (Brazil), Philippi, Yrarrazaval, Pulido & Brunner (Chile), Greenberg Traurig (Florida), Baker & McKenzie (Mexico) and Estudio Luis Echecopar Garcia (Peru) (the "foreign counsel"), respectively; (III) Garrigues & Andersen and Uria y Menendez may: (A) rely as to factual matters on certificates of directors and executive officers of the Company and certificates of public officials and (B) state (1) that they have not themselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to matters in the Registration Statement or the Prospectus other than as specified above, but have generally reviewed and discussed with representatives of the International Underwriters and with certain officers and employees of, and United States and foreign counsel and independent accountants for, the Company the relevant information furnished, whether or not subject to their check and verification, and that their opinion is rendered on the basis of such consideration, review and discussion, but without independent check or verification, except as so specified, and (2) that: (w) their opinion is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and to public policy considerations; (x) the term "enforceable" means that the obligations assumed by the relevant party under the relevant documents are of a type that the Spanish courts would enforce and it does not mean that those obligations will be necessarily enforced in all circumstances in accordance with their terms; and (z) there is doubt as to the enforceability in Spain of original actions or in actions for enforcement of judgments of United States courts of liabilities predicated solely upon the Act, provided that such counsel further states that, as of the date of such opinion, they are not aware of any public policy considerations that would affect the obligations of the relevant parties under the relevant documents or of any circumstances under which such obligations would not be enforced in accordance with their terms other than the fact that there is doubt as to the enforceability in Spain of punitive damages and of original actions or actions for enforcement of judgments of United States courts of liabilities predicated solely upon the Act;

                  (e) Cristina Lamana, General Director of Legal Affairs of the Company, shall have furnished to you her written opinion, dated such Time of Payment, in form and substance satisfactory to you, to the effect that:

                         (i) The Company has been duly incorporated and is
                 validly existing as a corporation with limited liability (sociedad anonima) in good standing under the laws of Spain, with full power and authority (corporate and other) to own or lease and operate its properties and conduct its business as described in the Prospectus;

                         (ii) The Company and each of its subsidiaries have all
                 licenses, franchises, permits, authorizations, approvals and orders of and from all governmental regulatory officials and bodies that are necessary to own or lease and operate their properties and conduct their businesses as described in the Prospectus and are material in relation to the business of the Company and its subsidiaries taken as a whole;

                         (iii) To the best of her knowledge there are no legal
                 or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of her knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others, except as disclosed in the Prospectus;

                         (iv) The issue and sale of the International Shares and
                 ADSs, the deposit of the International Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered at each Time of Delivery of ADSs, the sale and delivery of the International Shares to be delivered at such Time of Payment and of the ADSs to be delivered at each Time of Delivery of ADSs by the Company, the performance of this Agreement, each of the Spanish Underwriting Agreements, the Agency Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under any Transaction Document, indenture, mortgage, deed of trust, loan agreement, acquisition, merger or joint venture agreement, lease or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or Estatutos of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or Governmental Agency or body in Spain having jurisdiction over the Company or any of its subsidiaries or any of its properties;

                         (v) Each of Ole, Telefonica Servicios y Contenidos por
                 la Red S.A., Telefonica Interactiva de Contenidos, S.A., Nutec, Infosel, Terra Networks Chile, Terra Networks Peru, Terra Networks Argentina and Telefonica Interactiva USA (collectively, the "Principal Subsidiaries") has been duly incorporated and is validly existing as a corporation (sociedad anonima) in good standing under the laws of Spain or: in the case of Nutec, Brazil; in the case of Infosel, Mexico; in the case of Terra Networks Chile, Chile; in the case of Terra Networks Peru, Peru; in the case of Terra Networks Argentina, Argentina; and in the case of Telefonica Interactiva USA, the State of Florida; with full power and authority (corporate and other) to own or lease and operate its properties and conduct its business as described in the Prospectus; all of the issued shares of capital stock of each of the Principal Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable; and the Company owns the shares of capital stock representing its participation in each of the respective Principal Subsidiaries as set forth in the Prospectus, in each case free and clear of all liens, encumbrances, equities and claims;

                         (vi) The Transaction Documents to which the Company or
                 any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company and its subsidiaries; each Transaction Document to which the Company or any of its subsidiaries is a party constitutes a valid and legally binding agreement of the Company or such subsidiary, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equity principles; by the date of this Agreement all required corporate actions and Governmental Authorizations by the Company and its subsidiaries will have been taken or obtained to effect and complete the Transactions, including all issuances, transfers, exchanges or acquisitions of capital stock; and the Transactions will have closed prior to the date of this Agreement and will not result and have not resulted in the Company or its subsidiaries assuming or becoming subject to any material obligation or liability not disclosed in the Prospectus;

                         (vii) Such counsel has no reason to believe that either
                 of the Spanish Folletos, and all amendments and supplements thereto, did not conform in all material respects to the requirements of Spanish law and the rules and regulations of the CNMV or, as of their applicable effective or filing dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                         (viii) Nothing has come to such counsel's attention
                 that causes such counsel to believe that (A) either the Registration Statement or the prospectus included therein (except for the financial statements and related schedules included therein, as to which such counsel need express no belief), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
                 (B) the Prospectus (except as stated) as of its date and as of the date of such opinion contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In giving such opinion, such counsel may rely without independent examination as to matters of Argentine, Brazilian, Chilean, Florida, Mexican and Peruvian law on the opinions of foreign counsel for the Company described in paragraph (f) of this Section 7 and as to factual matters on certificates of directors and executive officers of the Company and certificates of public officials;

                 (f) Each of Baker & McKenzie (Argentina), Machado Meyer, Sendacz e Opice (Brazil), Philippi, Yrarrazaval, Pulido & Brunner (Chile), Greenberg Traurig (Florida), Baker & McKenzie (Mexico) and Estudio Luis Echecopar Garcia (Peru), Argentine, Brazilian, Chilean, Florida, Mexican and Peruvian special foreign counsel to the Company, respectively, shall have furnished to you their written opinion, dated such Time of Payment, in form and substance satisfactory to you, to the effect that:

                         (i) Terra Networks Brazil (formerly Nutec), Infosel,
                 Terra Networks Chile, Terra Networks Peru, Terra Networks Argentina or Telefonica Interactiva USA, as applicable, (each a "Foreign Subsidiary") has been duly incorporated or organized and is validly existing as a corporation or other form of legal entity in good standing under the laws of the jurisdiction of its incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                         (ii) The shares of capital stock acquired by the
                 Company or any of its subsidiaries in connection with the relevant Transaction have been duly and validly authorized, are fully paid and non-assessable; the shares of capital stock or assets acquired by the Company in connection with the relevant Transaction are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and the Company's interest in the relevant Foreign Subsidiary is as stated in the Prospectus;

                         (iii) The statements in the Prospectus under "Business
                 - Regulation", to the extent such statements relate to matters of law in the jurisdiction of practice of such foreign counsel, are accurate, complete and fair;

                         (iv) To the best of such counsel's knowledge and other
                 than as set forth in the Prospectus, there is no contract, document, arrangement or understanding to which the Company or any of its subsidiaries is a party that relates to the relevant Foreign Subsidiary, its subsidiaries or its business that is material to the conduct of the business of the relevant Foreign Subsidiary and its subsidiaries;

                         (v) All consents, approvals, authorizations, orders,
                 registrations, clearances and qualifications of or with any Governmental Agency having jurisdiction over the relevant Foreign Subsidiary required for the consummation of the relevant Transaction by the Company have been obtained; and

                         (vi) The relevant Transaction Documents have been duly
                 authorized, executed and delivered by the parties thereto and constitute valid and legally binding agreements of the parties thereto, enforceable in accordance with their terms, subject as to enforcement to applicable bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equity principles; all required corporate actions and Governmental Authorizations have been taken or obtained by the parties to the Transaction Documents to effect and complete the Transactions including all issuances, transfers and exchanges of share capital prior to the date of this Agreement; and the relevant Transaction will have closed prior to the date of this Agreement and will not result and have not resulted in the Company or any of its subsidiaries, or the relevant Foreign Subsidiary assuming or becoming subject to any material obligation or liability not disclosed in the Prospectus.

                 (g) Greenberg Traurig (New York), counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Payment, in form and substance satisfactory to you, to the effect that:

                         (i) the Deposit Agreement has been duly authorized,
                 executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                         (ii) the ADRs issued under and in accordance with the
                 provisions of the Deposit Agreement to evidence ADSs will entitle the holders thereof to the rights specified therein and in the Deposit Agreement, assuming that (A) the International Shares represented by the ADSs which are in turn evidenced by the ADRs have been duly authorized and validly issued and are fully paid and nonassessable and (B) such International Shares have been duly deposited with |X| as Custodian;

                 (h) At 4:00 p.m., Madrid time, on the date hereof and at each Time of Payment, each of Arthur Andersen y Cia, S. Com., Arthur Andersen S/C and Ruiz, Urquiza y Cia, S.C. (Arthur Andersen) shall have furnished to you, acting on behalf of the International Underwriters, letters, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Schedules II(A) to (D) hereto;

                 (i) Each of Telefonica, InfoSearch Holdings, S.A. in connection with the acquisition of Ole in Spain; MLSP-Comercio e Participacoes Ltda and Ms. Silvia Nora Berno de Jesus in connection with the acquisition of Nutec in Brazil; Bidasoa B.V. in connection with the acquisition of Infosel in Mexico, Compania de Telefonos de Chile Transmisiones Regionales S.A. ("CTC Mundo") in connection with the acquisitions of the Internet assets of CTC Mundo in Chile; Telefonica del Peru, S.A.A. in connection with the acquisition of the Internet assets of Telefonica Servicios Internet S.A.C. in Peru; and IDT Corporation in connection with the formation of a joint venture with IDT shall have furnished to you prior to the First Time of

Payment the "lock-up" agreement, substantially in the form of Schedule III(A) or
(B) hereto, between you and each of Telefonica, InfoSearch Holdings S.A, MLSP-Comercio e Participacoes Ltda, Ms. Silvia Nora Berno de Jesus, Bidasoa B.V., CTC Mundo, Telefonica del Peru S.A.A. and IDT Corporation relating to sales and certain other dispositions of Shares or certain other securities of the Company; and each such "lock-up" agreement shall be in full force and effect at each Time of Payment;

                 (j) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or short-term or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the sole judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs and International Shares being delivered hereunder at such Time of Payment on the terms and in the manner contemplated in the Prospectus;

                 (k) On or after the date hereof and prior to 3:00 p.m. Madrid time on the day on which the public deed in connection with the subscription and sale of the Shares is granted, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, NASDAQ, the London Stock Exchange or the Madrid Stock Exchange; (ii) a suspension or material limitation in trading in the Company's on NASDAQ, the London Stock Exchange, the New York Stock Exchange or the Spanish Stock Exchanges; (iii) a general moratorium on commercial banking activities in New York, London or Spain declared by the relevant authorities; (iv) a change or development involving a prospective change in Spanish taxation affecting the Company, the Shares or the ADSs or the transfer thereof or the imposition of exchange controls by the United States or Spain; or (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Spain or the declaration by the United States, the United Kingdom or Spain of a national emergency or war, if the effect of any such event specified in this clause (v) in the judgment of at least three of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Payment on the terms and in the manner contemplated in the Prospectus or (vi) the occurrence of any change in the financial, political or economic conditions in the United States, the United Kingdom, Spain or elsewhere which, in the judgment of at least three of the Representatives would materially and adversely affect the financial markets or the market for the Shares or ADSs and other equity securities. This Agreement can be terminated by mutual agreement of the Company and at least three of the Representatives if any of the events in (i) through
(vi) above occurs after 3:00p.m. on the day on which the Public Deed is granted and prior to 2:00 a.m. on the day following the granting of the Public Deed;

                 (l) All steps necessary for the International Shares to be sold at such Time of Payment to be duly listed and admitted for trading on the Spanish Stock Exchanges, quoted on the AQS and settled through the automatic book entry system (sistema de las anotaciones en cuenta) at the close of business (Madrid time) on the date of such Time of Payment shall have been taken; and all steps necessary for the ADSs to be duly quoted for trading on NASDAQ at the open of business (New York time) on the date of such Time of Payment shall have been taken;

                 (m) The Deposit Agreement and the Agency Agreement shall be in full force and effect;

                 (n) The Company shall have furnished or caused to be furnished to you at such Time of Payment, certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Payment, as to the performance by the Company of all of its obligations hereunder and under the Spanish Underwriting Agreements to be performed at or prior to such Time of Payment, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as you may reasonably request; and

                 (o) At such Time of Payment, the subscription and sale of the Spanish Shares to be delivered by the Company pursuant to each of the Spanish Underwriting Agreements at the corresponding Time of Payment thereunder shall have occurred or shall be occurring simultaneously therewith.

         8. The obligations of the International Underwriters hereunder as to ADSs to be delivered at each Time of Delivery of ADSs shall be subject, in their discretion, to the condition that the representations and warranties and other statements of the Company in Section 1(a) are, at and as of such Time of Delivery of ADSs, true and correct, the condition that each of the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

                 (b) Sullivan & Cromwell, United States counsel for the International Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery of ADSs, with respect to the validity of the ADSs and the ADS Registration Statement and other related matters as you may reasonably request, in form and substance based on Section 7(b) and otherwise reasonably satisfactory to you;

                 (c) Davis Polk & Wardwell, United States counsel for the Company, shall have furnished to you such opinion dated such Time of Delivery of ADSs, with respect to the validity of the ADSs and the ADS Registration Statement and other related matters as you may reasonably request, in form and substance based on Section 7(c) and otherwise reasonably satisfactory to you;

                 (d) Greenberg Traurig, counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery of ADSs, in form and substance satisfactory to you, to the effect that (i) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, suspension of payments or other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles and (ii) the ADRs issued under and in accordance with the provisions of the Deposit Agreement to evidence ADSs will entitle the holders thereof to the rights specified therein and in the Deposit Agreement;

                 (e) All of the issued shares of capital stock of the Company (including the International Shares) shall be duly listed and admitted for trading on the Spanish Stock Exchanges, quoted on the AQS and settled through the automatic book entry system (sistema de las anotaciones en cuenta); and the ADSs shall be duly listed for quotation on NASDAQ;

                 (f) The Deposit Agreement shall be in full force and effect, and the Depositary shall have furnished or caused to be furnished to you at each Time of Delivery of ADSs, certificates, satisfactory to you evidencing the deposit with it of the International Shares being so deposited against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery of ADSs, the execution in favor of the corresponding book-entry transfer (transferencia contable de las anotaciones en cuenta) and the delivery to it of other documents of transfer, and the execution, issuance, countersignature (if applicable) and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement; and

                 (g) The Company shall have furnished or caused to be furnished to you at such Time of Delivery of ADSs, certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company at and as of such Time of Delivery of ADSs, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery of ADSs, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsection (a) of this Section and as to such other matters as you may reasonably request.

                 9. (a) The Company will indemnify and hold harmless each International Underwriter against any losses, claims, damages or liabilities, joint or several, to which such International Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Spanish Folletos or the ADS Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each International Underwriter for any legal or other expenses reasonably incurred by such International Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus or the ADS

Registration Statement, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any International Underwriter through Goldman Sachs International expressly for use therein.

                 (b) Each International Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the ADS Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus or the ADS Registration Statement, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such International Underwriter through Goldman Sachs International expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company as such expenses are incurred in connection with investigating or defending any such action or claim.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of any indemnified party.

                 (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the International Underwriters on the other from the offering of the International Shares and ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the International Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the International Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of International Shares and ADSs under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the International Underwriters with respect to the International Shares subscribed for and ADSs purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the International Underwriters, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the International Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection
(d) were determined by pro rata allocation (even if the International Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no International Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the International Shares and ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any International Underwriter within the meaning of the Act; and the obligations of the International Underwriters under this Section 9 shall be in addition to any liability which the respective International Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, to the Company's authorized representative in the United States signing the Registration Statement and the ADS Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                 10. (a) If any International Underwriter shall default in its obligation to subscribe for the International Shares which it has agreed to subscribe for hereunder at a Time of Payment, you may in your discretion arrange for you or another party or other parties to subscribe for such International Shares on the terms contained herein. If within 36 hours after such default by any International Underwriter you do not arrange for the subscription for such International Shares, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to subscribe for such International Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the subscription for such International Shares, or the Company notifies you that it has so arranged for the subscription for such International Shares, you or the Company shall have the right to postpone such Time of Payment for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "International Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such International Shares.

                 (b) If, after giving effect to any arrangements for the subscription for the International Shares of a defaulting International Underwriter or International Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such International Shares which remain unsubscribed does not exceed one-fifth of the aggregate number of all the International Shares to be subscribed for at such Time of Payment, then the Company shall have the right to require each non-defaulting International Underwriter to subscribe for the number of International Shares which such International Underwriter agreed to subscribe for hereunder at such Time of Payment and, in addition, to require each non-defaulting International Underwriter to subscribe for its pro rata share (based on the number of Firm International Shares which such International Underwriter agreed to subscribe for hereunder) of the International Shares of such defaulting International Underwriter or International

Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting International Underwriter from liability for its default.

                 (c) If after giving effect to any arrangements for the subscription for International Shares of a defaulting International Underwriter or International Underwriters by you and the Company as provided in subsection
(a) above, the aggregate number of such International Shares which remains unsubscribed exceeds one-fifth of the aggregate number of all the International Shares to be subscribed at such Time of Payment or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting International Underwriters to purchase International Shares of a defaulting International Underwriter or International Underwriters, then this Agreement (or, with respect to the Second Time of Payment, the obligations of the International Underwriters to subscribe for and of the Company to sell the Optional International Shares) shall thereupon terminate without liability on the part of any non-defaulting International Underwriter or the Company, except for the expenses to be borne by the Company and the International Underwriters, as provided in Section 6 hereof, and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting International Underwriter from liability for its default.

                 11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several International Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any International Underwriter or any controlling person of any International Underwriter, or the Company, any officer or director or controlling person of the Company, and shall survive delivery of and payment for the International Shares and the ADSs hereunder.

                 12. If this Agreement shall be terminated pursuant to Section 10, the Company shall not then be under any liability to any International Underwriter except as provided in Sections 6 and 9 hereof; but, if for any other reason any Shares or ADSs are not delivered by or on behalf of the Company as provided herein and in the Spanish Underwriting Agreements, the Company will reimburse the International Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the International Underwriters in making preparations for the subscription, purchase, sale and delivery of the International Shares and/or ADSs not so delivered, but the Company shall then be under no further liability to any International Underwriter except as provided in Sections 6 and 9 hereof.

                 13. In all dealings hereunder, you shall act on behalf of each of the International Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any International Underwriter made or given by you jointly or by Goldman Sachs International.

                 All statements, requests, notices and agreements hereunder shall be in writing, and if to the International Underwriters shall be sufficient in all respects if delivered or sent by registered mail, telex or facsimile transmission promptly confirmed by a writing delivered or sent by registered mail, to Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB, Attention: Equity Capital Markets; and if to the Company, shall be sufficient in all respects if delivered or sent by registered mail, telex or facsimile transmission promptly confirmed by a writing delivered or sent by registered mail, to the Company at Via de las Dos Castillas, 33, Complejo Atica, Edificio 1, 28224 Pozuelo de Alarcon, Spain, Attention: |X| (Facsimile No. (34-91-452-|X|); provided, however, that any notice to an International Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such International Underwriter at its address to be supplied by you to the Company upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                 14. This Agreement shall be binding upon, and inure solely to the benefit of, the International Underwriters and the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and the directors of the Company, the Company's authorized representative in the United States and each person who controls the Company, or any International Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No party subscribing for or purchasing any of the International Shares or ADSs from any International Underwriter shall be deemed a successor or assign by reason merely of such subscription or purchase.

                 15. Time shall be of the essence of this Agreement. The term "Business Day", as used herein, shall mean any day on which banks in Madrid and New York City, the AQS of the Spanish Stock Exchanges and NASDAQ are open for business and when the Commission's office in Washington, D.C. is normally open for business.

                 16. Each of the parties hereto irrevocably agrees that any legal suit, action or proceeding against the Company brought by any International Underwriter or by any person who controls any International Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, irrevocably waives, to the fullest extend it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the nonexclusive jurisdiction of such New York Courts in any such suit, action or proceeding. The Company has appointed CT Corporation System, New York, New York, as its authorized agent (the "Authorized Agent") upon which process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any International Underwriter or by any person who controls any International Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and the Company agree to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

Notwithstanding the foregoing, any action based on this Agreement may be instituted by any International Underwriter in any competent court in Spain.

                 17. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company, will indemnify each International Underwriter against any loss incurred by such International Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an International Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such International Underwriter on the Business Day immediately following receipt of the judgment currency. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

                 18. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 19. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you on behalf of each of the International Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the International Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the International Underwriters is pursuant to the authority set forth in an Agreement among International Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                             Very truly yours,

                                             TERRA NETWORKS, S.A.


                                             By:
                                                    Name:
                                                    Title:


                         Accepted as of the date hereof:

Banco de Negocios Argentaria S.A.            BBV Interactivos, S.A., S.V.B.



By:  __________________________              By:  _________________________


Goldman Sachs International                  InverCaixa Valores, S.V.B., S.A.



By:  __________________________              By:  _________________________


               On behalf of each of the International Underwriters

                                   SCHEDULE I

                                                                                        Number of Optional
                                                                    Number of          International Shares
                                                                Firm International     to be Subscribed If
                                                             Shares to be Subscribed      Maximum Option         Total Number of
                  International Underwriter                            for                  Exercised         International Shares
                  -------------------------                            ---                  ---------         --------------------
Goldman Sachs International

Credit Suisse First Boston (Europe) Limited

J.P. Morgan Securities Ltd.

Lehman Brothers International (Europe)

Banco de Negocios Argentaria S.A.

BBV Interactivos, S.A., S.V.B.

InverCaixa Valores, S.V.B., S.A.

Bear, Stearns International Limited

Salomon Brothers International Limited

SELLING AGENTS IN THE U.S.
Goldman, Sachs & Co.

                                 SCHEDULE II(A)

                    FORM OF COMFORT LETTER TO BE DELIVERED BY
              ARTHUR ANDERSEN Y CIA, S. COM. REGARDING THE COMPANY

                  Pursuant to Section 7(h) of the Underwriting Agreement, Arthur Andersen y Cia, S. Com. shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

                  (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position and balance sheets of the Company for the three most recent fiscal years and the six month period ended June 30, 1999 included in the Prospectus and the Registration Statement agrees with the corresponding amounts in the audited consolidated financial statements for such three fiscal years and the six month period;

                  (iv) On the basis of limited procedures, not constituting an examination in accordance with Spanish generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries and Telefonica, S.A. since June 30, 1999, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  operations, consolidated balance sheets and changes in financial position and shareholders' equity for the six month period ended June 30, 1998 included in the Prospectus and the Registration Statement and for the nine month period ended September 30, 1999 attached to such letter do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of operations, consolidated balance sheets and changes in financial position and shareholders' equity included in the Prospectus and the Registration Statement or attached to such letter for them to be in conformity with generally accepted accounting principles in Spain;

                           (B) as of September 30, 1999 and as of a specified
                  date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of ordinary shares upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities,


                                     II(A)-1
                  in each case since June 30, 1999) or any increase in the consolidated long-term or short-term liabilities of the Company and its subsidiaries, or any decrease in consolidated net current assets or shareholders' equity since June 30, 1999, except in each case for changes, increases or decreases which the Prospectus and the Registration Statement disclose have occurred or may occur or which are described in such letter; and

                           (C) for the period from June 30, 1999 to September
                  30, 1999 and to a date not more than 5 days prior to the date of such letter there were any increases in consolidated net loss or operating loss or the total or per share amounts of consolidated net loss, in each case as compared with the comparable period of the preceding year and in the case of the period from June 30, 1999 to a date not more than 5 days prior to the date of such letter, the comparable period in the preceding six months, except in each case for decreases or increases which the Prospectus and the Registration Statement disclose have occurred or may occur or which are described in such letter; and

                           (D) the unaudited pro forma financial statements
                  included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (v) In addition to the examination referred to in their report included in the Prospectus and the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards in Spain, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                     II(A)-2

                                 SCHEDULE II(B)



           FORM OF COMFORT LETTER TO BE DELIVERED BY ARTHUR ANDERSEN Y
                  CIA., S. COM. REGARDING ORDENAMIENTO DE LINKS
                             ESPECIALIZADOS, S.L.



                  Pursuant to Section 7(h) of the Underwriting Agreement, Arthur Andersen y Cia, S. Com. shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to Ordenamiento de Links Especializados, S.L. (OLE) within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and financial statement schedules audited by them and included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

                  (iii) On the basis of limited procedures, not constituting an examination in accordance with Spanish generally accepted auditing standards, consisting of a reading of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available interim financial statements of OLE and its subsidiaries, inspection of the minute books of OLE and its subsidiaries since June 30, 1999, inquiries of officials of OLE and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of
                  operations, consolidated balance sheets and changes in financial position and shareholders' equity for the nine month period ended September 30, 1999 attached to such letter do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of operations, consolidated balance sheets and changes in financial position and shareholders' equity attached to such letter for them to be in conformity with generally accepted accounting principles in Spain;

                           (B) as of September 30, 1999 and a specified date not
                  more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of ordinary shares upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities in each case since June 30, 1999) or any increase in the long-term or short-term debt of OLE and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity since June 30, 1999, except in each case for

                                     II(B)-1
                  changes, increases or decreases which the Prospectus and the Registration Statement disclose have occurred or may occur or which are described in such letter; and

                           (B) for the period from June 30, 1999 to September
                  30, 1999 and to a date not more than 5 days prior to the date of such letter there were any increases in net loss or operating loss or the total or per share amounts of net loss, in each case as compared with the comparable period of the preceding year and, in the case of the period from June 30, 1999 to a date not more than 5 days prior to the date of such letter, the comparable period in the preceding six months, except in each case for decreases or increases which the Prospectus and the Registration Statement disclose have occurred or may occur or which are described in such letter; and

                  (iv) In addition to the examination referred to in their report included in the Prospectus and the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph(iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards in Spain, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of OLE and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of OLE and its subsidiaries and have found them to be in agreement.

                                     II(B)-2

                                 SCHEDULE II(C)

                    FORM OF COMFORT LETTER TO BE DELIVERED BY
                RUIZ, URQUIZA Y CIA., S.C. REGARDING INFORMACION
                             SELECTIVA, S.A. DE C.V.

                  Pursuant to Section 7(h) of the Underwriting Agreement, Arthur Andersen Mexico shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to Informacion Selectiva, S.A. de C.V. ("Infosel") within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and financial statement schedules audited by them and included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

                  (iii) On the basis of limited procedures, not constituting an examination in accordance with Mexican generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of Infosel and its subsidiaries, inspection of the minute books of Infosel and its subsidiaries since June 30, 1999, inquiries of officials of Infosel and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:


                           (A) (i) the unaudited balance sheets, statements of
                  income (loss), changes in shareholders' equity and in financial position for the six month period ended June 30, 1998 included in the Prospectus and the Registration Statement and the nine month period ended September 30, 1999 attached to such letter do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of operations, consolidated balance sheets and changes in financial position and shareholders' equity included in the Prospectus and the Registration Statement or attached to such letter for them to be in conformity with generally accepted accounting principles in Mexico;

                           (B) as of September 30, 1999 and as of a specified
                  date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of ordinary shares upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities in each case since June 30, 1999) or any increase in the long-term or short-term debt of Infosel and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity since June 30, 1999, except in each case for

                                     II(C)-1
                  changes, increases or decreases which the Prospectus and the Registration Statement disclose have occurred or may occur or which are described in such letter; and

                           (C) for the period from June 30, 1999 to September
                  30, 1999 and to a date not more than 5 days prior to the date of such letter there were any increases in net loss or operating loss or the total or per share amounts of net loss, in each case as compared with the comparable period of the preceding year and, in the case of the of the period from June 30, 1999 to a date not more than 5 days prior to the date of such letter, the comparable period in the preceding six months, except in each case for decreases or increases which the Prospectus and the Registration Statement disclose have occurred or may occur or which are described in such letter; and

                  (iv) In addition to the examination referred to in their report included in the Prospectus and the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph(iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards in Mexico, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of Infosel and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Infosel and its subsidiaries and have found them to be in agreement.

                                     II(C)-2

                                 SCHEDULE II(D)

                    FORM OF COMFORT LETTER TO BE DELIVERED BY
              ARTHUR ANDERSEN S/C REGARDING NUTEC INFORMATICA S.A.

                  Pursuant to Section 7(h) of the Underwriting Agreement, Arthur Andersen Brazil shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to Nutec Informatica S.A. ("Nutec")within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

                  (iii) On the basis of limited procedures, not constituting an examination in accordance with Brazilian generally accepted auditing standards, consisting of a reading of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available interim financial statements of Nutec and its subsidiaries, inspection of the minute books of Nutec and its subsidiaries since June 30, 1999, inquiries of officials of Nutec and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited balance sheets, statements of
                  income (loss), changes in shareholders' equity and in financial position for the six month period ended June 30, 1998 included in the Prospectus and the Registration Statement and the nine month period ended September 30, 1999 attached to such letter do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of operations, consolidated balance sheets and changes in financial position and shareholders' equity included in the Prospectus and the Registration Statement or attached to such letter for them to be in conformity with generally accepted accounting principles in Mexico;

                           (B) as of September 30, 1999 and as of a specified
                  date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of ordinary shares upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities in each case since June 30, 1999)or any increase in the long-term or short-term debt of Nutec and its subsidiaries or any decreases in consolidated net current assets or stockholders' equity since June 30, 1999, except in each case for changes,


                                     II(D)-1
                  increases or decreases which the Prospectus and the Registration Statement disclose have occurred or may occur or which are described in such letter; and

                           (C) for the period from June 30, 1999 to September
                  30, 1999 and to a date not more than 5 days prior to the date of such letter there were any increases in net loss or operating loss or the total or per share amounts of net loss, in each case as compared with the comparable period of the preceding year and, in the case of the period from June 30, 1999 to a date not more than 5 days prior to the date of such letter, the comparable period in the preceding six months, except in each case for decreases or increases which the Prospectus and the Registration Statement disclose have occurred or may occur or which are described in such letter; and

                  (iv) In addition to the examination referred to in their report included in the Prospectus and the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph(iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards in Brazil, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of Nutec and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Nutec and its subsidiaries and have found them to be in agreement.


                                    III(A)-1

                                SCHEDULE III (A)

                                LOCK-UP AGREEMENT



                                                         _________________, 199_




Banco de Negocios Argentaria S.A.
BBV Interactivos, S.A., S.V.B.
Goldman Sachs International,
InverCaixa Valores, S.V.B., S.A.,
     As representatives of the several International Underwriters named in Schedule I to the International Underwriting Agreement,
c/o Goldman Sachs International,
      Peterborough Court,
            133 Fleet Street,
               London EC4A 2BB.


Ladies and Gentlemen:

         The undersigned understands that you, as representatives of the several International Underwriters (the "International Underwriters"), have entered into an International Underwriting Agreement (the "International Underwriting Agreement") with Terra Networks, S.A., a corporation with limited liability (sociedad anonima) organized under the laws of Spain (the "Company"), providing for the international offering (the "International Offering") by the several International Underwriters named in Schedule I to the International Underwriting Agreement, of ordinary shares, nominal value euro 2 each (the "Shares"), directly or in the form of American depositary shares ("ADSs") evidenced by American depositary receipts ("ADRs"), of the Company, pursuant to the Registration Statement and the Prospectus. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the International Underwriting Agreement. In addition, the undersigned understands that the Company is concurrently entering into a Spanish retail underwriting agreement and a Spanish institutional underwriting agreement with certain Spanish underwriters providing for the sale by the Company of shares to institutional investors in Spain and to retail investors in Spain, the European Economic Area and Andorra.

         In consideration of the International Underwriters' agreement to purchase and make the International Offering of the Shares and ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives on


                                    III(A)-1
behalf of the International Underwriters, the undersigned will not, during the period 180 days after the date the Shares are admitted to trading on the Madrid Stock Exchange, issue, offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to the Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive capital stock or any such substantially similar securities, without the prior written consent of the Representatives.

         The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the undersigned's Shares, even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transaction would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

         In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that, if the International Underwriting Agreement does not become effective, or if the International Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

         The undersigned understands that the International Underwriters are entering into the International Underwriting Agreement and proceeding with the International Offering in reliance upon this Letter Agreement.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                            Very truly yours,


                                            By:   ______________________________
                                                  Name:
                                                  Title:


                                              Accepted as of the date hereof:


                                    III(A)-2

Banco de Negocios Argentaria S.A.               BBV Interactivos, S.A., S.V.B.



By: _________________________                   By:  ________________________


Goldman Sachs International                     InverCaixa Valores, S.V.B., S.A.



By: _________________________                   By:  ________________________


               On behalf of each of the International Underwriters

                                    III(A)-3

                                SCHEDULE III (B)

                  LOCK-UP AGREEMENT FOR BIDASOA, B.V. (INFOSEL)



                                                                November -, 1999



Banco de Negocios Argentaria S.A.
BBV Interactivos, S.A., S.V.B.
Goldman Sachs International
InverCaixa Valores, S.V.B., S.A.
     As representatives of the several International Underwriters named in Schedule I to the International Underwriting Agreement,
c/o Goldman Sachs International,
      Peterborough Court,
            133 Fleet Street,
               London EC4A 2BB.


Ladies and Gentlemen:

         The undersigned understands that you, as representatives of the several International Underwriters (the "International Underwriters"), have entered into an International Underwriting Agreement (the "International Underwriting Agreement") with Terra Networks, S.A., a corporation with limited liability (sociedad anonima) organized under the laws of Spain (the "Company") providing for the international offering (the "International Offering") by the several International Underwriters named in Schedule I to the International Underwriting Agreement, of ordinary shares, nominal value (U)2.00 each (the "Shares"), directly or in the form of American depositary shares ("ADSs") evidenced by American depositary receipts ("ADRs"), of the Company, pursuant to the Registration Statement and the Prospectus. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the International Underwriting Agreement. In addition, the undersigned understands that the Company is concurrently entering into a Spanish retail underwriting agreement and a Spanish institutional underwriting agreement with certain Spanish underwriters providing for the sale by the Company of shares to institutional investors in Spain and to retail investors in Spain, the European Economic Area and Andorra.

         In consideration of the International Underwriters' agreement to purchase and make the International Offering of the Shares and ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the International Underwriters, the undersigned will not, during the period ending 180 days after the date the Shares are admitted to trading on the Madrid Stock Exchange, issue, offer, sell, contract to sell or otherwise


                                    III(B)-1
dispose of any securities of the Company that are substantially similar to the Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive capital stock or any such substantially similar securities, without the prior written consent of the Representatives. The undersigned further agrees that during the period between 180 days and one year after the date the Shares are admitted to trading on the Madrid Stock Exchange, it will not issue, offer, sell, contract to sell or otherwise dispose of more than 25% of the shares of the Company that it acquires under the Share Option Agreement dated October 5, 1999 between the undersigned and Telefonica, S.A. without the prior written consent of the Representatives.

         The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the undersigned's Shares, even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transaction would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

         In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that, if the International Underwriting Agreement does not become effective, or if the International Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

         The undersigned understands that the International Underwriters are entering into the International Underwriting Agreement and proceeding with the International Offering in reliance upon this Letter Agreement.


                                    III(B)-2

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                  Very truly yours,


                                                  By:      _____________________
                                                           Name:
                                                           Title:


                         Accepted as of the date hereof:

Banco de Negocios Argentaria S.A.               BBV Interactivos, S.A., S.V.B.



By: _________________________                   By:  ________________________


Goldman Sachs International                     Invercaixa Valores, S.V.B., S.A.



By: _________________________                   By:  ________________________


               On behalf of each of the International Underwriters



                                    III(B)-3

                                     ANNEX A

                              TRANSACTION DOCUMENTS

1.    Argentina

1.1. Purchase and Sale Agreement for the Stock of Netgocios S.A., dated September 9, 1999 among Mr. Gonzalo Roberto Arzuaga, Mr. Fernando Martin Arzuaga and Telefonica Interactiva Argentina S.A.

1.2. Purchase and Sale Agreement for the Stock of Donde Latinoamerica S.A., dated September 21, 1999 among Mr. Grancisco Matio Piantoni, Mr. Cesar Augusto Planas and Telefonica Interativa Argentina S.A.

2.    Brazil

2.1. Nutec Informatica S.A. Share Subscription Agreement, dated June 15, 1999 among RBS Administracao e Cobranca Ltda., MLSP - Comercio e Participacoes Ltda., Mr. Alonso Antunes da Motta, Mr. Luiz Alberto Barichello, Mrs.Silvia Nora Berno de Jesus and Telefonica Interactiva Brasil Ltda.

2.2. Nutec Informatica S.A.'s Shareholders Agreement, dated June 15, 1999 among RBS Administracao e Cobranca Ltda., Mr. Alfonso Antunes da Motta, Mr. Luiz Alberto Barichello, MLSP - Comercio e Participacoes Ltda., Mrs. Silvia Nora Berno de Jesus and Telefonica Interactiva Brasil Ltda., as partially rescinded by the Rescission Agreement dated August 5, 1999

2.3. Nutec Informatica S.A. Shareholders' Agreement, dated June 15, 1999 among MLSP - Comercio e Participacoes Ltda., Mrs. Silvia Nora Berno de Jesus and Telefonica Interactiva Brasil Ltda, as supplemented.

2.4. Purchase and Sale Agreement for the Stock of Nutec Informatica S.A., dated August 5, 1999 between MLSP - Comercio e Participacoes Ltda. and Telefonica Interactiva Brasil Ltda.

2.5. Agreement for the Purchase and Sale of Stock of Nutec Informatica S.A., dated August 5, 1999 between Telefonica Interactiva Brasil Ltda. and Mrs. Silvia Berno de Jesus

2.6. Memorandum of Understanding, dated October 22, 1999 between Taetel S.L., MLSP - Comercio e Participacoes Ltda. and Mrs. Silvia Nora Berno de Jesus

3.    Chile

3.1. Purchase and Sale Agreement for the Stock of Proveedora de Servicios de Conectividad S.A., dated October 4, 1999 between Compania de Telefonos de Chile-Transmisiones Regionales S.A. and Telefonica Interactiva Chile Limitada

3.2. Option Agreement for the Subscription for Shares, dated October 4, 1999 between Compania de Telefonos de Chile - Transmisiones Regionales S.A. and Terra Networks, S.A.

4.    Mexico

4.1. Purchase and Sale Agreement for the Stock of Informacion Selectiva, S.A. de C.V., dated October 5, 1999 among Inversiones Grupo Reforma, S.A. de C.V., Consorcio Interamericano de Comunicacion, S.A. de C.V., Terra Networks Mexico, S.A. de C.V.and Editora El Sol, S.A. de C.V.

4.2. Non-compete and Cooperation Agreement, dated October 5, 1999 among Mr. Alejandro Junco de la Vega, Editora El Sol, S.A. de C.V., Ediciones del Norte, S.A. de C.V., Servicios Motociclistas, S.A. de C.V., Inmobialiaria Macro, S.A. de C.V., Consorcio Interamericano de Comunicacion, S.A. de C.V., Apoyo Aereo, S.A. de C.V., Comunicacion Integrada de Occidente, S.A. de C.V., Inversiones Grupo Reforma, S.A. de C.V. and Terra Networks Mexico, S.A. de C.V.

4.3. Purchase and Sale Agreement for a 25% interest in Terra Networks Mexico, S.A. de C.V., dated October 5, 1999 among Bidasoa, B.V., Telefonica Servicios y Contenidos por la Red, S.A. and Terra Networks, S.A.

4.4. Share Option Agreement, dated October 5, 1999 between Bidasoa, B.V. and Telefonica, S.A., together with the letter for the exercise of the share option, dated October 11, 1999 between Bidasoa, B.V. and Telefonica, S.A.

5.    Peru

5.1 Option Agreement for the subscription for shares, dated October 20, 1999 between Telefonica del Peru S.A.A. and Terra Networks, S.A.

5.2 Asset Purchase Agreement, dated October 20, 1999 between Telefonica Servicios Internet S.A.C. and Terra Networks Peru S.A.

5.3 Services Agreement, dated October 20, 1999 among Telefonica del Peru S.A.A., Terra Networks Peru S.A., Telefonica Servicios de Internet S.A.C. and Terra Networks, S.A.

6.    Spain

6.1. Purchase and Sale Agreement for Stock of Ordenamientos de Links Especializados, S.L. (Ole), dated March 10, 1999 between Telefonica Interactiva, S.A. and InfoSearch Holdings

6.2. Master Agreement, dated September 13, 1999 among Telefonica Interactiva, S.A., InfoSearch Holdings and Telefonica, S.A., in connection with the acquisition of Ordanamientos de Links Especializados, S.L. (Ole)

7.    United States

7.1. Limited Liability Company Agreement of Terra Networks Access Services USA, LLC, dated October 5, 1999 between Telefonica Interactiva USA, Inc. and IDT Corporation.

7.2 Internet Colocation Services Agreement, dated October 5, 1999 between Terra Networks Interactive Services USA, LLC and IDT Corporation.

7.3 Limited Liability Company Agreement of Terra Networks Interactives Services USA, LLC, dated October 5, 1999 between Telefonica Interactiva USA, Inc. and IDT Corporation.

7.4 Internet Service Provisioning and Marketing Agreement, dated October 5, 1999 between Terra Networks Access Services USA, LLC and IDT Corporation.

7.5 Joint Venture Agreement, dated October 5, 1999 between Terra Networks S.A. and IDT Corporation.